SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 24, 1995



                    FRANCHISE FINANCE CORPORATION OF AMERICA
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                          33-62629                  86-0736091
---------------                    -----------           ---------------------
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)          Identification Number)
incorporation)


               17207 North Perimeter Drive, Scottsdale, AZ    85255
           ----------------------------------------------------------
              (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (602)585-4500


                                      NONE
                                      ----
          (Former Name or Former Address, if Change Since Last Report)

Item 5. Other Events.

     (a) Registrant and Trustee have authorized and executed an Indenture, dated as of November 21, 1995, and attached hereto and referenced as Exhibit 4.01 to the Registration Statement. The Indenture, together with the Officer's Certificate of the Registrant, attached hereto as Exhibit 99, establishes the form and terms of $150,000,000 7% Senior Notes due 2000 and $50,000,000 7 7/8%
Senior Notes due 2005.

     (b) Kutak Rock as counsel to the Registrant has issued its opinion as to legality with respect to the Senior Notes. The opinion is attached hereto and referenced as Exhibit 5.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         4.01   Indenture
         5.0    Legal opinion of Kutak Rock
        99.0    Officer's Certificate

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FRANCHISE FINANCE CORPORATION OF AMERICA
                                                      (Registrant)



Dated: November 24, 1995               By /s/ John R. Barravecchia
      ------------------                  --------------------------------
                                              John R. Barravecchia
                                              Executive Vice President
                                              and Chief Financial Officer

Dated: November 24, 1995               By /s/ Catherine F. Long
      ------------------                  --------------------------------
                                              Catherine F. Long
                                              Vice President, Finance
                                              and Principal Accounting Officer